Exhibit 10.3

GUARANTY

This Guaranty (this “Guaranty”) is by and among the Guarantors identified on the signature page hereto and each other Person that becomes a party hereto pursuant to Section 19 (each a “Guarantor”; together, the “Guarantor(s)”), for the benefit of FUNICULAR FUNDS, LP (the “Investor”), and is dated as of February 9, 2024 (the “Effective Date”).

WHEREAS, Calculator New Pubco, Inc., a Delaware corporation (the “Borrower”), has entered into that certain Secured Convertible Promissory Note (as amended, restated, supplemented or otherwise modified from time to time, the “Note”) dated as of the Effective Date in favor of the Investor;

WHEREAS, to induce the Investor to extend credit to the Borrower as set forth in the Note, each Guarantor absolutely and unconditionally guarantees all of the Obligations (as such term is defined in the Note); and

WHEREAS, each Guarantor has agreed to absolutely and unconditionally, and jointly and severally, guarantee the Obligations.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, each Guarantor hereby agrees as follows:

1.             Definitions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Note.

2.             Guaranty. To induce the Investor to make the loan under the Note, each Guarantor hereby unconditionally guarantees, as primary obligor and not merely as surety, the prompt and complete payment and performance when due, whether by demand, acceleration or otherwise, of the Obligations in the currency in which and as such Obligations are to be paid or performed.

3.             Guaranty Absolute. This is a guaranty of payment and not merely of collection. Each Guarantor’s obligations under this Guaranty shall be absolute and unconditional, irrespective of: (a) any lack of capacity or authority of the Borrower or any lack of validity, regularity or enforceability of any provision of any Loan Document or other agreement relating to the Obligations; (b) any change in the amount, time, manner or place of payment of, or in any other term of, all or any of the Loan Documents or Obligations, or any other amendment or waiver of or any consent to departure from any of the terms of any Loan Document or Obligation, (c) any variation, extension, waiver, compromise or release of any or all of the Obligations or of any security from time to time provided therefor, (d) any release or amendment or waiver of, or consent to departure from, any other Guarantor or any other guaranty or support document, or any exchange, release or non-perfection of any collateral, for all or any of the Loan Documents or Obligations; or (e) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of any Loan Document or Obligation. This Guaranty shall not be affected by any circumstance (other than complete, irrevocable payment or performance) that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. The Investor makes no representation or warranty in respect of any such circumstance and has no duty or responsibility whatsoever to any Guarantor in respect of the management and maintenance of the Obligations or any collateral therefor. The Investor shall not be obligated to file any claim relating to the Obligations in the event that the Borrower becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure by the Investor to so file shall not affect any Guarantor’s obligations hereunder. In the event that any payment to the Investor in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, each Guarantor shall remain liable hereunder in respect of such Obligations, and each Guarantor’s obligations hereunder shall be reinstated, all as if such payment had not been made. Each Guarantor waives any right of set-off or counterclaim which such Guarantor may have or acquire against the Investor. Each Guarantor agrees that this Guaranty is a continuing guaranty and shall cover any present Obligations, and also all Obligations that have been created or may hereafter be created as such Obligations may be changed from time to time. Each Guarantor agrees that the Investor may deal freely with the Borrower with respect to the Obligations, without notice to such Guarantor, the same as if this Guaranty had not been given, all without in any way affecting such Guarantor’s obligations hereunder.

4.             Representations and Warranties. Each Guarantor represents and warrants to the Investor that:

(a)           Name, Etc. Such Guarantor’s legal name is correctly set forth on the signature page hereto and the other information regarding such Guarantor set forth below such Guarantor’s signature hereto is true, correct and complete on the Effective Date. Such Guarantor has not changed such Guarantor’s name or, if applicable, principal residence in the past five (5) years or, if applicable, its jurisdiction of organization (which is correctly identified on the signature page hereto) in the past five (5) years.

(b)           Enforceable Obligations. Such Guarantor, is duly organized and, if applicable, validly existing in good standing under the laws of its jurisdiction of formation, is, if applicable, duly qualified and in good standing in all such foreign jurisdictions where its business or property so requires and is authorized to enter into this Guaranty and the other Loan Documents to which it is a party. The execution, delivery and performance by such Guarantor of the Loan Documents to the extent such Guarantor is a party thereto, the consummation of the transactions contemplated by this Guaranty and the other Loan Documents: (i) will not violate any law or regulation, or any order or decree of any court or Governmental Authority; (ii) if such Guarantor is a corporation, limited liability company, partnership, trust or other legal entity, will not violate any organizational documents of such Guarantor, (iii) will not conflict with or result in the breach or termination of, constitute a default under, or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Guarantor is a party or by which such Guarantor or any of such Guarantor’s property is bound; (iv) will not result in the creation or imposition of any lien upon any of the property of such Guarantor; and (v) do not require the consent or approval of any Governmental Authority or any other Person, except such consents as have been obtained. Each of the Loan Documents delivered in connection herewith at such time shall have been duly authorized (if such Guarantor is a corporation, limited liability company, partnership or other legal entity), executed and delivered by or on behalf of such Guarantor, and each shall then constitute a legal, valid and binding obligation of such Guarantor, enforceable against him or it in accordance with its terms.

(c)           Compliance with Laws. Such Guarantor is not in violation in any material respect of any applicable law. Such Guarantor is not in default concerning any judgment, order, writ, injunction or decree of any Governmental Authority, and there is no investigation, enforcement action or regulatory action pending or threatened against or affecting such Guarantor by any Governmental Authority. There is no remedial or other corrective action that such Guarantor is required to take to remain in compliance with any judgment, order, writ, injunction or decree of any Governmental Authority or to maintain any material permits, approvals or licenses granted by any Governmental Authority in full force and effect.

(d)           Taxes. Such Guarantor has filed or caused to be filed all federal, state and local tax returns that are required to be filed by it, which returns were true, accurate and complete in all material respects, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it.

(e)           Solvency. Such Guarantor is solvent.

(f)           Complete Disclosure. All factual information, including, without limitation, all financial statements, furnished by or on behalf of such Guarantor to the Investor for purposes of or in connection with this Guaranty and the other Loan Documents is, and all other such factual information hereafter furnished by or on behalf of such Guarantor will be, true and accurate in all material respects on the date as of which such information is furnished and not incomplete by omitting to state any fact necessary to make such information not misleading at such time in light of the circumstances under which such information is provided.

(g)          Absence of Undisclosed Liabilities. Such Guarantor has no liabilities or obligations, either accrued, absolute, contingent or otherwise, other than the liabilities and obligations set forth in the financial statements and financial representations previously delivered or made to the Investor.

(h)           Intentionally Omitted.

(i)           No Default. Such Guarantor is not, and after giving effect to this Guaranty shall not be, in default in the payment or performance of any contractual obligation.

(j)           No Litigation. Except as set forth on any Schedule 4(j) that may be attached hereto, there are no actions, suits, litigations, arbitrations, administrative or other legal proceedings, or investigations, pending or threatened, against such Guarantor or any of the Collateral in which such Guarantor has rights, nor has there been any judgment(s) or other legal proceedings against such Guarantor in the past seven (7) years, that will or could (a) have a material adverse effect on the business or affairs, condition (financial or otherwise), obligation, operations, performance, properties or prospects of such Guarantor, or (b) affect such Guarantor’s ability to enter into and perform its obligations under this Guaranty or any of the transactions contemplated by this Guaranty.

(k)           No Material Adverse Change. Since the date of such Guarantor’s most recent financial statement, tax return or other financial representations delivered or made to the Investor, there has been no material adverse change in the business, condition (financial or otherwise), obligations, performance, properties, or prospects of such Guarantor.

(l)           Miscellaneous. Such Guarantor has made its own credit analysis with respect to the Borrower and the Obligations and has made such arrangements with the Borrower not inconsistent with the provisions hereof as it has deemed appropriate. Such Guarantor will receive substantial direct or indirect benefits in connection with the Obligations and the waivers of suretyship defenses are knowingly made in contemplation of such benefits. Such Guarantor has not transferred, concealed or removed any of its property with the intent to hinder, delay or defraud its creditors, nor is it now making this Guaranty with intent to hinder, delay or defraud its creditors.

Each Guarantor acknowledges that, to the extent the Obligations are, or arise under or in connection with, forward contracts, master netting agreements, repurchase agreements, swap agreements, margin loans or other securities contracts or commodity contracts (as such terms are used or defined in sections 101, 741 and 761 of the U.S. Bankruptcy Code (the “Code”)) (“protected financial contracts”), (i) this Guaranty also constitutes a protected financial contract and (ii) any payment or collection hereunder constitutes a settlement payment (as defined in sections 101 or 741 of the Code) and transfer under and in connection with one or more types of protected financial contract.

5.           Covenants. For so long as any Guarantor shall have any obligation under this Guaranty, unless the Investor shall otherwise consent in writing, such Guarantor shall:

(a)          Defaults. Give the Investor prompt written notice of any Event of Default under the Note or any other default under any other agreement that could have a material adverse effect on such Guarantor, as soon as such Guarantor becomes aware of such breach.

(b)          Execution of Supplemental Instruments. Execute and deliver to the Investor from time to time, upon demand, such supplemental agreements, statements, assignments, transfers, instructions, instruments or documents as the Investor may reasonably request, in order that the full intent of this Guaranty or any other Loan Document to which such Guarantor is a party may be carried into effect.

(c)           Obligations and Taxes. Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or assets before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might give rise to liens or charges upon such assets or any part thereof; provided, however, that such Guarantor shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings.

(d)          Litigation. Give the Investor prompt written notice of the filing or commencement of any action, suit or proceeding against the Guarantor, whether at law or in equity or by or before any court or any Governmental Authority, in each case, that could reasonably be expected to have a material adverse effect on the Guarantor or where the amount demanded is in excess of $250,000.

(e)           Intentionally Omitted.

(f)           Solvency. At all times be solvent.

(g)           Intentionally Omitted.

(h)          Name, Etc. Without the prior written consent of the Investor, such consent not to be unreasonably withheld, not change such Guarantor’s (i) legal name, (ii) address or (iii) if applicable, principal residence or principal place of business, chief executive office, jurisdiction of organization, situs for administration or its organizational documents.

(i)           Compliance with Laws. Comply in all material respects, with all applicable laws, statutes, codes, ordinances, regulations, rules, orders, awards, judgments, decrees, injunctions, approvals and permits. If Guarantor is a corporation, limited liability company, partnership, trust or other legal entity, Guarantor shall preserve and maintain its existence and all necessary rights, licenses and authority to own Guarantor’s property and assets and to transact the business in which the Guarantor is engaged.

(j)           Financial Statements. Promptly upon the request of the Investor, but in any event no later than thirty (30) days after receipt of such request, deliver to the Investor copies of such Guarantor’s most recently filed federal tax returns, bank and brokerage statements and other financial statements (in substantially the same form submitted to the Investor prior to the Effective Date) reasonably requested by Investor. In addition, such Guarantor acknowledges that he has reviewed a copy of the Note and such Guarantor covenants and agrees to comply with the reporting requirements contained in the Note, which include requirements that the Borrower provide certain financial information to the Investor, all as more particularly set forth in the Note.

6.             Set-Off. Upon the occurrence of any Event of Default, and without limiting any other rights of the Investor, the Investor in its sole discretion and without notice (which notice is expressly waived hereunder) and irrespective of whether (x) the Investor has made a demand for payment hereunder or under any other Loan Document or (y) the Obligations are due and payable, contingent, or unsecured, may also set-off any or all of the Obligations against any securities, cash, or other property of the Guarantor(s) in the possession of the Investor and against any obligations owed to the Guarantor(s) by the Investor to the extent that it does not impact the Investor’s ability to recover amounts owed to the Investor. EACH GUARANTOR UNDERSTANDS THAT PURSUANT TO THE TERMS OF THIS GUARANTY SUCH GUARANTOR IS ALLOWING THE INVESTOR TO SET-OFF ANY OR ALL OBLIGATIONS OF SUCH GUARANTOR TO THE INVESTOR.

7.            Taxes. All payments by any Guarantor under this Guaranty shall be made free and clear of any restrictions or conditions, without set-off or counterclaim (any such set-off and/or counterclaim rights of Guarantor being hereby expressly waived by Guarantor, to the maximum extent permissible under the applicable law), and free and clear of, and without any deduction or withholding whether for or on account of tax or otherwise. If any such deduction or withholding is required by law to be made by any Guarantor or any other Person (whether or not a party to, or on behalf of a party to this Guaranty) from any sum paid or payable by, or received or receivable from, any Guarantor, the Guarantors shall pay in the same manner and at the same time such additional amounts as will result in the Investor’s receiving and retaining (free from any liability other than tax on its overall net income) such net amount as would have been received by it had no such deduction or withholding been required to be made.

8.             Waiver. Each Guarantor hereby waives any notices or confirmations whatsoever of acceptance by the Investor of this Guaranty and as to the current condition of the Obligations or any changes therein from time to time and the manner of advancing or collecting the same or otherwise. In the event of any default by the Borrower, each Guarantor hereby waives any demands or notices whatsoever in respect thereof and any requirement of legal or equitable proceedings or otherwise by the Investor against the Borrower or any other guarantor of the Obligations (including the other Guarantor) or any collateral securing the Obligations or the obligations hereunder as a condition precedent to enforcing the obligations of such Guarantor hereunder. To the extent not referred to above, each Guarantor hereby waives all defenses (other than payment) which the Borrower may now or hereafter have to the payment of the Obligations, together with all suretyship defenses, which could otherwise be asserted by the Guarantor.

9.             Waiver of Subrogation. Each Guarantor agrees not to exercise any rights which it may acquire by way of subrogation or by any indemnity, reimbursement or other agreement until all the Obligations have been indefeasibly paid in full in cash and the Loan Documents have been terminated. If any amount shall be paid to any Guarantor in violation of the preceding sentence, such amount shall be held in trust for the benefit of the Investor and shall forthwith be paid to the Investor to be credited and applied to the Obligations, whether matured or unmatured.

10.           Successors and Assigns. This Guaranty shall be binding upon each Guarantor, such Guarantor’s successors and permitted assigns and (if applicable) such Guarantor’s estate and legal representatives in the event of the death or incapacity of such Guarantor, whether or not an executor, administrator, guardian, committee, trustee, or other representative has been appointed to such Guarantor’s estate, and shall inure to the benefit of the Investor’s successors and permitted assigns, and to the individual managing directors and assigns of the Investor or any successor of the Investor.

11.           Severability. Any provision in this Guaranty that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions of this Guaranty in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction.

12.           Termination. Subject to reinstatement of this Guaranty pursuant to Section 3 hereof, upon the indefeasible payment and performance in full of the Obligations in cash, this Guaranty shall terminate.

13.           Amendments. Each Guarantor agrees that no agreement on the Investor’s behalf to waive or modify this Guaranty or any provision hereof shall be valid or binding unless evidenced by a writing signed by the Investor. No failure on the part of the Investor to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Investor of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Investor or allowed the Investor by law or other agreement shall be cumulative and not exclusive of any other right, remedy or power, and may be exercised by the Investor from time to time.

14.           Expenses. The Guarantor shall pay to the Investor on demand all expenses and costs (including, without limitation, all attorneys’ fees and expenses) incurred in connection with (i) the protection of the Investor’s rights hereunder or a breach by the Guarantor of the Loan Documents; (ii) the collection and enforcement of all Obligations under the Loan Documents; (iii) any proceeding commenced by or against the Guarantor under Title 11 of the U.S. Code; and (iv) entering into hedging or offsetting transactions to preserve or enforce the Investor’s rights or to reduce any risk to the Investor of loss or delay. The Guarantor’s obligations under this Section shall survive the termination of the Loan Documents and payment of the Obligations. All such amounts shall be part of the Obligations.

15.           APPLICABLE LAW. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

16.           CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

(A)         SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THE PARTIES, SHALL BE BROUGHT IN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS GUARANTY, THE GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY THE INVESTOR OR ITS AGENT IN RESPECT OF RIGHTS UNDER ANY SECURITY DOCUMENT GOVERNED BY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE LOAN PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 17; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE LOAN PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE INVESTOR AND ITS AGENTS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY SECURITY DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

(B)          EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE INVESTOR/GUARANTOR RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 16 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE UNDER THE NOTE. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

17.           Giving Notice. Unless otherwise provided herein, all notices and other communications provided to any party hereto under this Guaranty or any other Loan Document shall be in writing or by electronic mail and addressed or delivered to such party at its address as follows: (a) if to any Loan Party, at the address set forth below such Loan Party’s name on the signature page hereto unless otherwise designated in writing from such Loan Party to (x) the Investor or (y) such Loan Party’s private wealth advisers or financial advisers at an Affiliate of the Investor and (b) if to the Investor, at the address set forth below the Investor’s name on the signature page hereto unless otherwise designated in writing from the Investor or its Affiliates (on behalf of the Investor) to any Loan Party. Unless otherwise provided herein, any notice, if mailed and properly addressed with postage prepaid, shall be deemed given three (3) Business Days after being sent; any notice, if transmitted by electronic mail, shall be deemed given when transmitted with a confirmation of receipt; any notice, if hand delivered, shall be deemed given on the date of such delivery; and any notice, if mailed by overnight courier, shall be deemed given on the date of such delivery.

18.           Joint and Several Liability. If there is more than one Guarantor party hereto, each Guarantor agrees that such Guarantor will be jointly and severally liable for the Obligations with the other Guarantor(s). Notice provided by the Investor to any Guarantor will be deemed notice to all Guarantors.

19.           Additional Guarantors. Each Guarantor agrees that any new Person who desires, or is otherwise required, to become a Guarantor hereunder, shall execute and deliver to the Investor a guaranty supplement in form and substance satisfactory to the Investor and such new Person shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Guarantor party hereto on the Effective Date.

20.           Counterparts. This Guaranty may be executed in multiple counterparts, all of which shall be construed as one document, and any of the parties hereto may execute this Guaranty by signing any such counterpart. Executed counterparts of this Guaranty with signatures sent by electronic mail (i.e., in PDF format) and/or electronically signed may be used in the place of original signatures on this Guaranty. The parties hereto intend to be bound by the signatures of the electronically mailed and/or electronically signed signatures and the delivery of the same shall be effective as delivery of an original executed counterpart of this Guaranty. The parties hereto hereby waive any defenses to the enforcement of the terms of this Guaranty based on the form of the signature, and hereby agree that such electronically mailed and/or electronically signed signatures shall be conclusive proof, admissible in judicial proceedings, of the parties’ execution of this Guaranty. This Guaranty shall be effective when it has been executed by each party hereto.

21.           Intentionally Omitted.

22.           Errors. Notwithstanding anything to the contrary contained herein, the parties hereto hereby agree that the Investor may correct scrivener’s errors and other obvious errors or omissions in this Guaranty or any other Loan Document at any time without the consent of any other party hereto; provided that, the Investor will provide notice to the Guarantor and any other Loan Party affected by any such correction as required by applicable law.

23.           Documents. To the extent any Loan Party fails to insert a date where required or otherwise requested in any Loan Document, and the date of such document cannot be determined by the terms thereof, such document shall be deemed to be dated as of the date such Loan Document is received by the Investor unless the facts and circumstances of the applicable document or the delivery thereof indicates otherwise as determined by the Investor in its sole discretion.

Remainder of page intentionally left blank; signature page follows

IN WITNESS WHEREOF, each Guarantor has executed this Guaranty as of the Effective Date.

Jurisdiction of Organization (if an entity):	ATLAS FINTECH HOLDINGS CORP.
Wyoming

	By:	/s/ Craig Ridenhour
Chief Executive Office or Place of Business:	Name:	Craig Ridenhour

4030 Henderson Blvd., Ste 712 Tampa, FL 33629	Title (if applicable):	CBDO

Notice Address (if different from above):

Jurisdiction of Organization (if an entity):	ATLASCLEAR, INC.
Wyoming
	By:	/s/ Craig Ridenhour
	Name:	Craig Ridenhour

Chief Executive Office or Place of Business: 4030 Henderson Blvd., Ste 712 Tampa, FL 33629	Title (if applicable):	CBDO

Notice Address (if different from above):

Jurisdiction of Organization (if an entity):	WILSON-DAVIS & CO., INC.
Utah
	By:	/s/ Lyle W. Davis
	Name:	Lyle W. Davis
Chief Executive Office or Place of Business: 236 South Main Street Salt Lake City, Utah 84101	Title (if applicable):	Chairman

Notice Address (if different from above):

Jurisdiction of Organization (if an entity):	QUANTUM FINTECH ACQUISITION CORPORATION
Delaware
	By:	/s/ John Schaible
Chief Executive Office or Place of Business:	Name:	John Schaible

4030 Henderson Blvd., Ste 712 Tampa, FL 33629	Title (if applicable):	Chief Executive Officer

Notice Address (if different from above):

Acknowledged and Agreed
as of the Effective Date:

INVESTOR:
FUNICULAR FUNDS, LP

By:	/s/ Jacob Ma-Weaver
Name:	Jacob Ma-Weaver
Title:	Managing Member of the General Partner
Address: 601 California Street, Suite 1151, San Francisco, CA 94108
Email: jacob@cablecarcapital.com